UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2017

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2017

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended July 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and for the first quarter of 2017, respectively. Finally, the U.S. Department of Commerce’s second estimate for second quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. The increase in growth reflected upturns in private inventory investment and federal government spending, along with an acceleration in personal consumption expenditures.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on July 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since May 2001. The percentage of longer-term unemployed also declined over the period. In July 2017, 25.9% of Americans looking for a job had been out of work for more than six months, versus 26.1% when the period began.

Looking back, after maintaining the federal funds rateii at a range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.” Finally, at its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality) and are commonly known as “high yield” or “junk” bonds. The Fund’s investments may include, but will not be limited to, high yield corporate debt securities and adjustable rate bank loans. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies. Although the Fund’s investments may be of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi, as estimated by the subadviser, of three years or less.

Instead of and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments to provide economic exposure to the securities or issuer or to be used as a hedging technique. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated weak results over the twelve-month reporting period ended July 31, 2017. The spread sectors (non-Treasuries) generally rallied in August and September 2016, as concerns over global growth moderated, energy prices stabilized and the Federal Reserve Board’s (the “Fed”)iii monetary policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak total returns from October through the end of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from President Donald Trump’s administration. In addition, for the first time in a year the Fed raised

Western Asset Short Duration High Income Fund 2017 Annual Report	1

Fund overview (cont’d)

rates in December 2016. However, spread sectors then regained their footing over the last seven months of the period as Treasury yields generally edged lower, even though the Fed again raised rates in March and June 2017.

Regarding the U.S. credit markets for the twelve months ended July 31, 2017, the period began with generally robust investor risk appetite as economic data improved, central banks remained highly accommodative and commodity prices stabilized. While there were occasional periods of weakness, such as immediately following the results of the U.S. elections in November 2016 and following the Fed’s December 2016 meeting, these proved to be only temporary setbacks. In addition, investor sentiment was buoyed by expectations for improving growth, rising corporate profits and less regulation under President Donald Trump’s administration. The market stumbled in March 2017 after the failure to “repeal and replace” the Affordable Care Act. This triggered skepticism regarding the timing and magnitude of President Trump’s pro-growth agenda. However, the credit market then rallied from April through July 2017. This was driven by a number of factors, including generally solid corporate profits, rising oil prices, moderating high-yield defaults and overall robust investor demand. All told, the short duration high-yield market, as measured by the Fund’s benchmark, the Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Indexiv, returned 10.41% for the twelve months ended July 31, 2017.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to bank loans given their floating-rate nature and low volatility characteristics relative to high-yield corporate bonds. This was partially funded by reducing our allocation to lower yielding investment-grade corporate bonds. We reduced the Fund’s overall risk exposure given the strong performance of the high-yield market and tighter spreads. This included paring our overweight to securities rated CCC and moving closer to a neutral weighting versus the benchmark. We also increased the Fund’s allocation to BB-rated securities, thus reducing its underweight position. From an industry allocation perspective, we pared the Fund’s exposure to banks, as they have moved closer to our estimate of fair value, but remained constructive. We reduced the Fund’s allocation to the retail industry due to cyclical and secular challenges facing many traditional companies in this space. Finally, we increased our allocation to the Health Care sector and pharmaceuticals industry by purchasing certain positions that we found to be attractively valued.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Futures on U.S. Treasuries, which were used to manage the Fund’s duration and yield curvev positioning, contributed to performance. Credit default swaps and high yield index swaps (CDX), and swaptions on high yield indices, which were used to manage the Fund’s credit exposure, detracted from performance. Equity index options, which were utilized primarily for tail-risk hedging purposes, detracted from performance. Currency forwards and options were utilized to manage the Fund’s currency positioning. They did not meaningfully impact performance during the reporting period.

2	Western Asset Short Duration High Income Fund 2017 Annual Report

Performance review

For the twelve months ended July 31, 2017, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 10.54%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index, returned 10.41% for the same period. The Lipper High Yield Funds Category Average1 returned 9.46% over the same time frame.

Performance Snapshot as of July 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	3.57%	10.54%
Class C	3.21%	9.78%
Class C1[2]	3.35%	10.06%
Class R	3.21%	10.21%
Class I	3.51%	10.82%
Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	3.82%	10.41%
Lipper High Yield Funds Category Average[1]	3.99%	9.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2017 for Class A, Class C, Class C1, Class R and Class I shares were 4.66%, 4.05%, 4.32%, 4.50% and 5.07%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 23, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 0.99%, 1.69%, 1.41%, 1.32% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 695 funds for the six-month period and among the 670 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short Duration High Income Fund 2017 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was individual credit selection, including overweight positions in Murray Energy Corp., Gibson Brands Inc. and Pacific Drilling. Murray Energy benefited from rising coal prices during the reporting period. Gibson Brands was supported by an improved balance sheet, better inventory control and management providing more clarity to its operations. Investor sentiment for Pacific Drilling improved given greater transparency for its restructuring initiatives.

Additionally, the Fund’s quality biases were additive to performance. In particular, an overweight to securities rated CCC and an underweight to securities rated BB were rewarded, as lower quality bonds significantly outperformed their higher quality counterparts.

The Fund’s allocation to emerging market debt was additive for performance amid strong overall demand, improving commodity prices and strengthening growth trends. An out-of-benchmark allocation to non-agency residential mortgage-backed securities was also beneficial as it performed well given limited supply and solid demand from investors seeking to generate incremental yield in the low interest rate environment.

From a sector perspective, an overweight to the Energy sector was additive for results, as it was one of the top performing sectors during the reporting period. An overweight to the Transportation sector was also rewarded given its outperformance versus that of the benchmark. We emphasized securities with solid fundamentals and continued growth potential.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its out-of-benchmark allocation to investment grade corporate bonds. While the sector produced a positive absolute return, it lagged the benchmark as investors generally favored higher yielding credits.

Looking at sector positioning, within Basic Industry1, an underweight to paper and chemicals was not rewarded as they outperformed the benchmark. Rich valuations led us to underweight these industries. Overweights to underperforming Consumer Cyclicals2 and Consumer Non-Cyclicals3 were also a headwinds for results. This positioning was based on our expectation for increased consumer spending. Elsewhere, an overweight to the electric industry detracted from performance. We maintained an overweight to this defensive industry as a hedge against a market decline.

A number of individual credits were also negative for performance, including our positions in Blue Ridge Mountain Resources Inc. (“Magnum Hunter”) and Milagro Oil &

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[3]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

4	Western Asset Short Duration High Income Fund 2017 Annual Report

Gas (“MWO Holdings LLC”). Magnum Hunter performed poorly amid weakening natural gas prices. An overweight to MWO Holdings LLC was not beneficial given its weak results. We received equity from the restructuring of these credits, and we maintain our conviction in the name.

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 21, 2017

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher rated securities. Below investment grade securities are commonly referred to as “junk bonds.” Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2017 were: Consumer Discretionary (17.3%), Energy (16.1%), Health Care (10.4%), Materials (9.7%) and Industrials (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration High Income Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Short Duration High Income Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2017 and July 31, 2016 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Short Duration High Income Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2017 and held for the six months ended July 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.57%	$1,000.00	$1,035.70	0.97%	$4.90	Class A	5.00%	$1,000.00	$1,019.98	0.97%	$4.86
Class C	3.21	1,000.00	1,032.10	1.68	8.46	Class C	5.00	1,000.00	1,016.46	1.68	8.40
Class C1	3.35	1,000.00	1,033.50	1.40	7.06	Class C1	5.00	1,000.00	1,017.85	1.40	7.00
Class R	3.21	1,000.00	1,032.10	1.29	6.50	Class R	5.00	1,000.00	1,018.40	1.29	6.46
Class I	3.51	1,000.00	1,035.10	0.71	3.58	Class I	5.00	1,000.00	1,021.27	0.71	3.56

8	Western Asset Short Duration High Income Fund 2017 Annual Report

[1]	For the six months ended July 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Duration High Income Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class R	Class I
Twelve Months Ended 7/31/17	10.54%	9.78%	10.06%	10.21%	10.82%
Five Years Ended 7/31/17	4.39	N/A	3.95	N/A	4.67
Ten Years Ended 7/31/17	6.13	N/A	5.67	N/A	6.38
Inception* through 7/31/17	—	3.64	—	1.25	—

With sales charges[2]	Class A	Class C	Class C1[3]	Class R	Class I
Twelve Months Ended 7/31/17	8.05%	8.78%	9.06%	10.21%	10.82%
Five Years Ended 7/31/17	3.91	N/A	3.95	N/A	4.67
Ten Years Ended 7/31/17	5.89	N/A	5.67	N/A	6.38
Inception* through 7/31/17	—	3.64	—	1.25	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/07 through 7/31/17)	81.33%
Class C (Inception date of 8/1/12 through 7/31/17)	19.57
Class C1[3] (7/31/07 through 7/31/17)	73.55
Class R (Inception date of 1/31/14 through 7/31/17)	4.44
Class I (7/31/07 through 7/31/17)	85.58

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

[3]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, Class C, Class C1, Class R and Class I shares are November 6, 1992, August 1, 2012, August 24, 1994, January 31, 2014 and February 5, 1996, respectively.

10	Western Asset Short Duration High Income Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2007 - July 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2007, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. The Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2013, the Fund followed different investment strategies under the name “Western Asset High Income Fund”.

Western Asset Short Duration High Income Fund 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

12	Western Asset Short Duration High Income Fund 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2017 Annual Report	13

Schedule of investments

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 71.1%
Consumer Discretionary — 13.8%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,870,000		$1,905,998	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	1,200,000		1,240,500
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	1,300,000		1,329,250	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	2,500,000		2,634,375	(a)
Total Auto Components					7,110,123
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	500,000		558,750	(a)
Hotels, Restaurants & Leisure — 6.0%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	410,000		413,329	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,210,000		1,290,163	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	1,518,441		1,518,441	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000		952,375	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,500,000		1,611,000
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	980,000		1,052,520	(a)
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,160,000		1,218,406	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	2,640,000		2,762,100
Great Canadian Gaming Corp., Senior Notes	6.625%	7/25/22	4,060,000	CAD	3,386,725	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000		1,101,075	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,420,000		1,483,900	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	1,000,000		1,027,800	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,500,000		2,943,500
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	300,000		309,375	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,260,000		2,344,750	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,510,000		1,689,313
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	1,890,000		2,017,575	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,378,000		1,489,963	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,200,000		1,203,000	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	2,270,000		2,392,012	(a)
Total Hotels, Restaurants & Leisure					32,207,322

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 0.7%
Lennar Corp., Senior Notes	4.500%	4/30/24	690,000	$719,325
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,000,000	1,035,000	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,430,000	1,483,625	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	425,375
Total Household Durables				3,663,325
Leisure Products — 0.5%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	3,130,000	2,691,800	(a)
Media — 2.8%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,000,000	1,062,500	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	790,000	818,637	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	4,000,000	4,158,760
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,170,000	1,404,000
EW Scripps Co., Senior Notes	5.125%	5/15/25	960,000	996,000	(a)
iHeartCommunications Inc., Senior Notes (12.000% Cash, 2.000% PIK)	14.000%	2/1/21	3,219,435	788,762	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	630,000	664,650	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	2,050,000	2,147,334	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	3,100,000	3,270,500	(a)
Total Media				15,311,143
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.875%	2/15/25	800,000	874,000	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	615,750	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	1,000,000	1,036,250	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,040,000	1,801,200	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,210,000	1,085,975	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,580,000	1,488,162
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	770,000	795,025	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	410,000	372,075	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	1,440,000	1,368,000	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	1,020,000	984,300	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,500,000	1,537,500	(a)
Total Specialty Retail				11,958,237
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	1,026,250	(a)
Total Consumer Discretionary				74,526,950
Consumer Staples — 2.2%
Beverages — 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,670,000	2,683,350	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	15

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	$1,232,887	(a)
Total Beverages				3,916,237
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,710,000	1,620,225	(a)
Food Products — 0.8%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,100,000	2,202,375	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,230,000	2,381,919	(a)
Total Food Products				4,584,294
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,161,000	1,947,601
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	50,000	52,500	(a)
Total Tobacco				2,000,101
Total Consumer Staples				12,120,857
Energy — 12.5%
Energy Equipment & Services — 1.0%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,850,000	2,878,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000	1,557,325
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	703,500	(a)
Total Energy Equipment & Services				5,139,325
Oil, Gas & Consumable Fuels — 11.5%
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,800,000	3,904,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,890,000	2,211,300	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	1,360,000	1,358,300
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	540,000	570,375
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	567,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	2,070,000	1,904,400
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,140,000	1,171,350	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	1,006,688	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	140,000	138,950
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	669,994
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	73,675
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,260,000	1,935,125
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	410,000	278,800

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	$637,500
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	1,120,000	1,173,200	(a)
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	950,000	982,063	(a)(f)
Extraction Oil & Gas Inc./Extraction Finance Corp., Senior Notes	7.875%	7/15/21	2,637,000	2,765,554	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	530,000	554,513	(a)
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	400,000	416,000
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000	690,850	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,450,000	1,199,875	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	1,080,000	1,075,950
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	815,900
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,420,000	1,377,400	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,680,000	1,732,500	(a)(f)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	2,160,000	2,149,200
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	560,000	596,400	(a)
PDC Energy Inc., Senior Notes	7.750%	10/15/22	1,000,000	1,046,250
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,910,000	2,011,994
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,390,000	1,462,975
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000	293,157
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000	51,740	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,550,000	2,530,875	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,334,000	3,488,197
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000	4,038,716	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,670,000	1,751,412
RSP Permian Inc., Senior Notes	5.250%	1/15/25	2,640,000	2,692,800	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,030,000	1,847,300
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	790,000	647,800
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,396,197	2,372,235	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,300,000	1,322,750	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000	633,750
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	780,000	775,850
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	970,000	1,010,013
WPX Energy Inc., Senior Notes	7.500%	8/1/20	350,000	376,250

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	17

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000		$567,875
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,270,000		1,403,350
Total Oil, Gas & Consumable Fuels					62,282,651
Total Energy					67,421,976
Financials — 7.7%
Banks — 1.9%
Barclays Bank PLC, Subordinated Notes	7.750%	4/10/23	3,000,000		3,108,750	(g)
Barclays PLC, Junior Bonds	8.000%	12/15/20	1,070,000	EUR	1,423,385	(g)(h)
CIT Group Inc., Senior Notes	5.500%	2/15/19	310,000		326,058	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,821,000		1,971,232
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,320,000		1,578,971	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,050,000		1,162,224	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000		688,093
Total Banks					10,258,713
Capital Markets — 0.2%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,280,000		1,369,600
Consumer Finance — 3.0%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000		1,626,625
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,600,000		1,816,000
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,782,000		2,837,640	(a)(f)
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000		1,267,500	(a)
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000		3,178,110
Navient Corp., Senior Notes	6.625%	7/26/21	880,000		946,000
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000		2,228,462
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000		2,340,325	(a)
Total Consumer Finance					16,240,662
Diversified Financial Services — 1.9%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,770,000		1,763,362	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.340%	12/21/65	2,450,000		2,344,405	(a)(g)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	930,000		961,388	(a)
Nielsen Co. (Luxembourg) SARL, Senior Notes	5.000%	2/1/25	920,000		952,200	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	4,000,000		4,085,000	(a)
Total Diversified Financial Services					10,106,355
Insurance — 0.7%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,750,000		1,800,313	(a)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	1,930,000	$1,905,875
Total Insurance				3,706,188
Total Financials				41,681,518
Health Care — 8.1%
Health Care Equipment & Supplies — 0.6%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	2,340,000	2,024,100
Immucor Inc., Senior Notes	11.125%	2/15/22	940,000	989,350	(a)
Total Health Care Equipment & Supplies				3,013,450
Health Care Providers & Services — 5.1%
BioScrip Inc., First Lien Notes	8.875%	6/30/22	1,427,000	1,418,010	(c)(d)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,117,700
Centene Corp., Senior Notes	4.750%	5/15/22	2,640,000	2,791,800
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	50,000	50,250
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/1/21	2,176,000	2,197,760
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	1,340,000	1,378,525
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,200,000	1,360,500	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	3,830,000	4,433,225
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	3,000,000	3,255,000	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	920,000	995,900	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,200,000	2,372,700
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	3,000,000	3,067,500
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,050,000	2,096,125
Total Health Care Providers & Services				27,534,995
Pharmaceuticals — 2.4%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	490,000	474,687	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,140,000	1,131,450	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	810,000	791,775	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,240,000	1,210,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	6,840,000	6,224,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	400,000	379,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,950,000	1,686,750	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	1,160,000	1,226,700	(a)
Total Pharmaceuticals				13,125,312
Total Health Care				43,673,757
Industrials — 8.3%
Aerospace & Defense — 0.8%
Bombardier Inc., Senior Notes	7.750%	3/15/20	1,310,000	1,436,087	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	19

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,750,000	$2,811,875	(a)
Total Aerospace & Defense				4,247,962
Air Freight & Logistics — 0.4%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	430,000	422,475
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,730,000	1,805,688	(a)
Total Air Freight & Logistics				2,228,163
Airlines — 0.6%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	599,818	626,809	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,164,781	2,262,196	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	96	107
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	170,111	177,766
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	310,664	355,711
Total Airlines				3,422,589
Building Products — 0.3%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	1,374,750	(a)
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,120,000	1,167,600	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	600,000	658,500
ADT Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,104,987
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	640,000	654,400	(a)(f)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,400,000	1,522,500	(a)
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	1,300,000	1,367,132	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,300,000	1,319,630	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	1,500,000	1,533,750	(a)
Total Commercial Services & Supplies				9,328,499
Construction & Engineering — 0.6%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000	648,113	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	2,172,243	2,136,944	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	670,000	669,162	(a)
Total Construction & Engineering				3,454,219
Electrical Equipment — 0.5%
Interface Master Holdings Inc., Senior Notes (12.500% Cash or 14.500% PIK)	12.500%	8/1/18	3,000,000	2,865,000	(a)(b)
Machinery — 2.2%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	2,500,000	2,593,750	(a)

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,400,000	$1,522,500	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	4,843,000	4,625,065	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	960,000	1,017,600	(a)
Tennant Co., Senior Notes	5.625%	5/1/25	1,780,000	1,902,375	(a)
Total Machinery				11,661,290
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,200,000	2,776,000	(a)
Road & Rail — 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,580,000	2,554,200	(a)
Trading Companies & Distributors — 0.1%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	293,700	(a)
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% PIK)	10.000%	4/1/20	1,153,188	507,403	(a)(b)
Total Industrials				44,713,775
Information Technology — 1.9%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,540,000	1,541,925
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	961,400
IT Services — 0.7%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,630,000	1,658,525	(a)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	990,000	499,950	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	1,510,000	1,632,687	(a)
Total IT Services				3,791,162
Software — 0.3%
CDK Global Inc., Senior Notes	4.875%	6/1/27	560,000	576,800	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	1,250,000	1,307,813	(a)
Total Software				1,884,613
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	2,190,000	2,302,237	(a)
Total Information Technology				10,481,337
Materials — 9.0%
Chemicals — 0.5%
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,700,000	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	21

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,000,000	$1,030,000	(a)
Total Chemicals				2,730,000
Construction Materials — 0.9%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,885,725	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	590,000	607,700	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	1,200,000	1,287,000	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	930,000	997,425
Total Construction Materials				4,777,850
Containers & Packaging — 2.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000	268,775	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	930,000	1,029,975	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,040,000	2,177,700	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,165,000	3,639,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	527,575
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	3,000,000	3,071,250
Total Containers & Packaging				10,715,025
Metals & Mining — 5.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	2,602,625	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,400,000	1,442,000	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	960,000	998,400	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	550,000	564,438	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	1,200,000	1,251,000	(a)
ArcelorMittal SA, Senior Notes	6.000%	3/1/21	3,000,000	3,300,000
Arconic Inc., Senior Notes	5.400%	4/15/21	3,000,000	3,214,650
Coeur Mining Inc., Senior Notes	5.875%	6/1/24	820,000	812,825	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,478,000	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	1,940,000	1,981,225
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	2,570,000	2,643,888
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,906,100
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	2,986,000	3,251,007	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	260,000	286,650	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,915,333	35,912	*(a)(j)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	20,789	0	(a)(b)(c)(d)(e)

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,070,000	$1,581,873	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	496,842
Total Metals & Mining				28,847,435
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,795,500	(a)
Total Materials				48,865,810
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.2%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	710,000	725,293
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	226,600
CoreCivic Inc., Senior Notes	5.000%	10/15/22	960,000	1,005,600
CoreCivic Inc., Senior Notes	4.625%	5/1/23	390,000	398,775
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,400,000	1,421,000
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	1,700,000	1,763,750	(a)
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	217,350
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	402,675	(a)
Total Equity Real Estate Investment Trusts (REITs)				6,161,043
Real Estate Management & Development — 0.1%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	560,000	606,900	(a)
Total Real Estate				6,767,943
Telecommunication Services — 5.3%
Diversified Telecommunication Services — 2.5%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	810,000	852,525	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	3,900,000	3,761,062
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	3,026,725	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,570,000	1,645,200	*(a)(j)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,500,000	2,765,625	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	930,000	897,450
Windstream Services LLC, Senior Notes	7.750%	10/1/21	680,000	612,000
Total Diversified Telecommunication Services				13,560,587
Wireless Telecommunication Services — 2.8%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,960,000	3,143,150	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,000,000	2,195,000
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	1,310,000	1,527,788	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	370,000	459,725
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,587,000	2,803,661	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	700,800

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	23

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	920,000	$1,184,500
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,957,500
Total Wireless Telecommunication Services				14,972,124
Total Telecommunication Services				28,532,711
Utilities — 1.0%
Electric Utilities — 0.3%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,475,000	1,856,250
Independent Power and Renewable Electricity Producers — 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,712,062	3,656,381
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	155,684	151,792	*(c)(d)(n)
Total Independent Power and Renewable Electricity Producers				3,808,173
Total Utilities				5,664,423
Total Corporate Bonds & Notes (Cost — $382,821,748)				384,451,057
Asset-Backed Securities — 5.7%
Ameriquest Mortgage Securities Inc., 2002-C M1	4.607%	11/25/32	1,876,900	1,810,941	(g)
Ares CLO Ltd., 2017-44A D	1.000%	10/15/29	1,500,000	1,481,400	(a)(f)(g)
Asset-Backed Funding Certificates, 2004-OPT5 M1	2.357%	3/25/34	2,399,041	2,103,408	(g)
Avery Point CLO Ltd., 2015-6A E1	6.671%	8/5/27	1,500,000	1,473,823	(a)(g)
Carlyle Global Market Strategies, 2015-2A D	6.617%	4/27/27	1,000,000	992,108	(a)(g)
Carlyle Global Market Strategies, 2017-2A C	5.032%	7/20/31	1,750,000	1,761,725	(a)(g)
Catskill Park CLO Ltd., 2017-1A D	7.085%	4/20/29	1,200,000	1,166,794	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E	6.307%	7/20/26	750,000	728,984	(a)(g)
Dryden Senior Loan Fund, 2015-40A E	7.132%	8/15/28	1,750,000	1,750,142	(a)(g)
Galaxy CLO Ltd., 2015-20A E	6.807%	7/20/27	500,000	498,750	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.507%	7/20/27	1,500,000	1,490,985	(a)(g)
GSAA Trust, 2006-5 2A3	1.502%	3/25/36	3,435,527	2,515,614	(g)
GSAMP Trust, 2004-SEA2 M2	2.482%	3/25/34	2,347,481	1,761,065	(g)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	1.382%	3/25/37	1,992,070	1,770,835	(g)
Jamestown CLO Ltd., 2015-8A D2	8.054%	1/15/28	1,475,000	1,487,409	(a)(g)
Marathon CLO Ltd., 2015-8A C	5.354%	7/18/27	950,000	958,866	(a)(g)
MidOcean Credit CLO, 2017-7A D	2.500%	7/15/29	1,000,000	998,722	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D	6.408%	7/15/27	1,250,000	1,213,185	(a)(g)
Northwoods Capital Ltd., 2017-15A E	7.255%	6/20/29	1,250,000	1,184,581	(a)(g)
Structured Asset Securities Corp., 2005-SC1 1A2	7.266%	5/25/31	2,603,816	2,396,241	(a)(g)
Treman Park CLO Ltd., 2015-1A E	7.507%	4/20/27	1,250,000	1,253,838	(a)(g)
Total Asset-Backed Securities (Cost — $29,954,595)				30,799,416

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 3.3%
American Home Mortgage Assets, 2006-6 A1A	1.422%	12/25/46	3,879,822	$3,082,187	(g)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	198,159	194,804	(a)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	2,100,000	1,222,868	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	2.382%	9/25/34	2,239,160	2,098,520	(g)
Credit Suisse Mortgage Trust, 2015-02R 7A2	3.016%	8/27/36	2,450,501	2,085,763	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2	4.682%	10/25/29	2,110,000	2,275,704	(g)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1	6.082%	10/25/29	1,520,000	1,668,632	(a)(g)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	1,600,000	978,966	(a)(g)
Structured ARM Loan Trust, 2005-19XS M1II	1.882%	10/25/35	5,297,898	3,269,757	(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	972,864	(a)
Total Collateralized Mortgage Obligations (Cost — $16,731,783)				17,850,065
Convertible Bonds & Notes — 0.9%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	670,000	636,500	(a)
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	160,000	157,300
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	1,360,000	1,180,650
Total Energy				1,974,450
Information Technology — 0.6%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	440,000	439,725	(a)
Internet Software & Services — 0.1%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	570,000	557,178
Semiconductors & Semiconductor Equipment — 0.4%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	170,000	186,575	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	920,000	1,023,500	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	870,000	904,256	(a)
Total Semiconductors & Semiconductor Equipment				2,114,331
Total Information Technology				3,111,234
Total Convertible Bonds & Notes (Cost — $5,061,058)				5,085,684
Senior Loans — 10.4%
Consumer Discretionary — 3.4%
Diversified Consumer Services — 0.4%
Laureate Education Inc., 2017 Term Loan B	5.734%	4/26/24	1,147,125	1,156,088	(k)(l)
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	3.984%	5/2/22	1,000,000	1,007,054	(k)(l)
Total Diversified Consumer Services				2,163,142

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	25

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.8%
Boyd Gaming Corp., Term Loan B3	3.694%	9/15/23	994,670	$1,000,127	(k)(l)
Equinox Holdings Inc., 2017 Term Loan B	4.483%	3/8/24	1,496,250	1,508,407	(k)(l)
Landry’s Inc., 2016 Term Loan B	3.968-4.007%	10/4/23	584,384	585,479	(k)(l)
Scientific Games International Inc., 2017 Term Loan B3	5.233-5.234%	10/1/21	367,210	369,243	(k)(l)
Scientific Games International Inc., 2017 Term Loan B4	—	8/14/24	950,000	945,250	(m)
Total Hotels, Restaurants & Leisure				4,408,506
Media — 0.6%
Acosta Holdco Inc., 2015 Term Loan	4.484%	9/26/21	920,452	844,898	(k)(l)
CBS Radio Inc., Term Loan B	4.727%	10/17/23	1,495,848	1,507,768	(k)(l)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	4.234%	12/8/23	223,250	225,483	(k)(l)
Numericable U.S. LLC, USD Term Loan B10	4.561%	1/14/25	710,630	714,754	(k)(l)
Total Media				3,292,903
Specialty Retail — 1.4%
Academy Ltd., 2015 Term Loan B	5.220-5.314%	7/1/22	1,899,339	1,495,730	(k)(l)
Bass Pro Group LLC, Term Loan B	6.296%	12/16/23	470,000	458,376	(k)(l)
CWGS Group LLC, 2016 Term Loan	4.894-4.973%	11/8/23	756,200	763,289	(k)(l)
Party City Holdings Inc., 2016 Term Loan	4.320%	8/19/22	233,238	234,133	(k)(l)
Petco Animal Supplies Inc., 2017 Term Loan B	4.311%	1/26/23	980,000	890,575	(k)(l)
PetSmart Inc., Term Loan B2	4.230%	3/11/22	586,997	558,048	(k)(l)
Sally Holdings LLC, Term Loan B1	3.750%	7/5/24	710,000	715,325	(k)(l)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	711,757	(d)(k)(l)
Spencer Gifts LLC, Second Lien Term Loan	9.480%	6/29/22	2,300,000	1,725,000	(d)(k)(l)
Total Specialty Retail				7,552,233
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.700%	10/28/20	2,072,300	1,136,311	(k)(l)
Total Consumer Discretionary				18,553,095
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
Albertsons LLC, USD 2017 Term Loan B6	4.251%	6/22/23	997,500	999,121	(k)(l)
Energy — 0.8%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	920,775	713,601	*(d)
Oil, Gas & Consumable Fuels — 0.7%
Blue Ridge Mountain Resources Inc., Exit Term Loan (Libor + 7.000% Cash, Libor + 7.000% PIK)	16.358%	5/6/19	823,980	819,860	(b)(c)(d)(g)(k)(l)
Chesapeake Energy Corp., Term Loan	8.686%	8/23/21	1,010,000	1,089,222	(k)(l)

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Westmoreland Coal Co., Term Loan B	7.796%	12/16/20	2,016,839	$1,792,466	(k)(l)
Total Oil, Gas & Consumable Fuels				3,701,548
Total Energy				4,415,149
Financials — 0.1%
Diversified Financial Services — 0.1%
UFC Holdings LLC, First Lien Term Loan	4.480%	8/18/23	377,150	379,743	(k)(l)
Health Care — 2.0%
Health Care Equipment & Supplies — 0.3%
Lantheus Medical Imaging Inc., 2017 Term Loan	5.734%	6/30/22	1,665,825	1,679,706	(k)(l)
Health Care Providers & Services — 1.5%
Iasis Healthcare LLC, Term Loan B3	5.296%	2/16/21	1,496,250	1,508,033	(k)(l)
Jaguar Holding Co. II, 2017 Term Loan	3.984-4.046%	8/18/22	1,463,886	1,475,068	(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.296%	6/7/23	909,222	913,863	(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.295%	3/25/21	2,618,000	2,640,908	(d)(k)(l)
Vizient Inc., 2017 Term Loan B	4.734%	2/13/23	1,413,924	1,433,365	(k)(l)
Total Health Care Providers & Services				7,971,237
Pharmaceuticals — 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	3.984%	5/20/21	1,213,457	1,225,266	(k)(l)
Total Health Care				10,876,209
Industrials — 1.4%
Aerospace & Defense — 0.4%
TransDigm Inc., Term Loan D	4.234-4.296%	6/4/21	997,429	1,002,520	(k)(l)
WP CPP Holdings LLC, New Second Lien Term Loan	9.061%	4/30/21	985,000	909,894	(k)(l)
Total Aerospace & Defense				1,912,414
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2	3.978%	3/20/22	1,500,000	1,507,969	(k)(l)
Airlines — 0.0%
Air Canada, 2017 Term Loan B	3.460%	10/6/23	199,885	201,384	(k)(l)
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	3.984%	11/15/23	374,120	375,289	(k)(l)
Commercial Services & Supplies — 0.2%
Garda World Security Corp., 2017 Term Loan	7.250%	5/24/24	1,281,483	1,295,900	(k)(l)
Marine — 0.4%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.984%	11/12/20	2,371,875	2,069,461	(k)(l)
Total Industrials				7,362,417
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.3%
Zebra Technologies Corp., 2017 Term Loan B (ICE LIBOR + 2.000% PIK)	3.314%	10/27/21	1,441,488	1,447,622	(b)(g)(k)(l)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	27

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., Second Lien Term Loan	9.480%	10/19/24	1,233,000	$1,265,880	(k)(l)
Total Information Technology				2,713,502
Materials — 0.7%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B	3.734%	10/31/23	468,825	471,942	(k)(l)
Containers & Packaging — 0.5%
Berry Plastics Group Inc., Term Loan I	3.724-3.734%	10/1/22	407,987	409,976	(k)(l)
BWAY Holding Co., 2017 Term Loan B	4.474%	4/3/24	400,000	401,792	(k)(l)
Flex Acquisition Co. Inc., First Lien Term Loan	4.549%	12/29/23	375,060	378,060	(k)(l)
Reynolds Group Holdings Inc., USD 2017 Term Loan	4.234%	2/5/23	1,491,259	1,499,187	(k)(l)
Total Containers & Packaging				2,689,015
Metals & Mining — 0.1%
Murray Energy Corp., Term Loan B2	—	4/16/20	568,490	555,521	(m)
Total Materials				3,716,478
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing Inc., 2017 Term Loan B	4.234%	10/24/22	466,481	467,208	(k)(l)
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	2,900,000	2,864,884	(k)(l)
Windstream Services LLC, Repriced Term Loan B6	5.230%	3/29/21	207,530	206,233	(k)(l)
Total Telecommunication Services				3,071,117
Utilities — 0.6%
Electric Utilities — 0.3%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	7.549%	3/4/22	2,580,045	1,892,032	*(b)(g)(j)(k)(l)
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan	—	6/23/18	1,500,000	1,513,437	(m)
Total Utilities				3,405,469
Total Senior Loans (Cost — $59,140,431)				55,959,508
Sovereign Bonds — 0.6%
Argentina — 0.6%
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,570,000	1,693,049
Republic of Argentina, Senior Bonds	5.625%	1/26/22	580,000	595,950
Republic of Argentina, Senior Notes	6.875%	1/26/27	800,000	824,400
Total Sovereign Bonds (Cost — $2,943,158)				3,113,399

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 0.6%
U.S. Government Obligations — 0.6%
U.S. Treasury Notes (Cost — $3,005,391)	1.875%	7/31/22	3,000,000	$3,006,270

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			83,175	552,282	*(c)(d)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	123,853	*(c)(d)
Total Consumer Discretionary				676,135
Energy — 1.6%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc. (Escrow)			134,398	37,900	*(c)(d)
KCAD Holdings I Ltd.			282,728,964	1,498,464	*(c)(d)
Total Energy Equipment & Services				1,536,364
Oil, Gas & Consumable Fuels — 1.3%
Berry Petroleum Co.			277,219	2,910,799	*(d)
Blue Ridge Mountain Resources Inc.			437,037	3,889,629	*(c)
MWO Holdings LLC			738	112,272	*(c)(d)
Sanchez Energy Corp.			5,409	30,507	*
Total Oil, Gas & Consumable Fuels				6,943,207
Total Energy				8,479,571
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			54,688	143,283	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			3,085	0	*(a)(c)(d)(e)
Total Industrials				143,283
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			4,234,989	0	*(c)(d)(e)
Paper & Forest Products — 0.0%
Verso Corp., Class A Shares			271	1,295	*
Total Materials				1,295
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	3	*
Total Common Stocks (Cost — $27,205,883)				9,300,287

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	29

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Security	Rate		Shares	Value
Convertible Preferred Stocks — 1.2%
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		302,382	$3,628,584	(b)(d)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		4,529	54,348	(b)(d)(i)
Sanchez Energy Corp.	6.500%		41,400	902,520	(d)
Total Energy				4,585,452
Health Care — 0.3%
Pharmaceuticals — 0.3%
Allergan PLC	5.500%		2,029	1,813,946
Real Estate — 0.0%
Equity Real Estate Investment Trusts (REITs) — 0.0%
Crown Castle International Corp.	6.875%		100	106,723
Total Convertible Preferred Stocks (Cost — $6,447,574)				6,506,121
Investments in Underlying Funds — 1.1%
PowerShares Senior Loan Portfolio (Cost — $5,700,400)			247,110	5,750,250
Preferred Stocks — 0.6%
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	6.967%		114,437	3,038,302	(g)
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%		24,305,700	243,057	*(c)(d)
Total Preferred Stocks (Cost — $5,031,600)				3,281,359

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
Exchange Traded Purchased Options — 0.0%
E-mini S&P 500 Index Futures, Put @ $2,350.00	8/18/17	181	9,050	23,078
E-mini S&P 500 Index Futures, Put @ $2,350.00	9/15/17	145	7,250	61,625
Total Purchased Options (Cost — $362,847)				84,703
Total Investments before Short-Term Investments (Cost — $544,406,468)				525,188,119

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2017 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.938%	11,160,803	$11,160,803
Total Short-Term Investments (Cost — $11,160,803)			11,160,803
Total Investments — 99.2% (Cost — $555,567,271#)			536,348,922
Other Assets in Excess of Liabilities — 0.8%			4,108,484
Total Net Assets — 100.0%			$540,457,406

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Value is less than $1.

(f)	Security is purchased on a when-issued basis.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Restricted security (See Note 9).

(j)	The coupon payment on these securities is currently in default as of July 31, 2017.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of July 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(n)	The maturity principal is currently in default as of July 31, 2017.

#	Aggregate cost for federal income tax purposes is $557,845,796.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CAD	— Canadian Dollar
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	31

Schedule of investments (cont’d)

July 31, 2017

Western Asset Short Duration High Income Fund

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
E-mini S&P 500 Index Futures, Put	8/18/17	$2,200.00	181	$9,050	$7,240
E-mini S&P 500 Index Futures, Put	9/15/17	2,200.00	145	7,250	22,475
Total Written Options (Premiums received — $129,791)					$29,715

At July 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	439	9/17	$51,845,155	$51,867,164	$22,009
U.S. Treasury Ultra Long-Term Bonds	29	9/17	4,718,773	4,770,500	51,727
					73,736
Contracts to Sell:
U.S. Treasury 10-Year Notes	580	9/17	72,996,553	73,016,563	(20,010)
Net unrealized appreciation on open futures contracts					$53,726

At July 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	809,439	USD	614,591	Barclays Bank PLC	10/19/17	$32,315
EUR	4,952,454	USD	5,705,861	Barclays Bank PLC	10/19/17	181,382
USD	3,336,599	CAD	4,289,882	Barclays Bank PLC	10/19/17	(107,733)
USD	1,371,838	EUR	1,190,000	Barclays Bank PLC	10/19/17	(42,778)
Total						$63,186

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2017 Annual Report

Statement of assets and liabilities

July 31, 2017

Assets:
Investments, at value (Cost — $555,567,271)	$536,348,922
Foreign currency, at value (Cost — $118,509)	119,010
Receivable for securities sold	13,122,319
Interest receivable	7,863,133
Deposits with brokers for open futures contracts	318,379
Receivable for Fund shares sold	271,502
Unrealized appreciation on forward foreign currency contracts	213,697
Receivable from broker — variation margin on open futures contracts	30,102
Deposits with brokers for purchased options	2,011
Deposits with brokers for centrally cleared swap contracts	1,192
Deposits with brokers for written options	705
Prepaid expenses	46,381
Total Assets	558,337,353

Liabilities:
Payable for securities purchased	14,711,861
Payable for Fund shares repurchased	1,914,741
Investment management fee payable	252,999
Distributions payable	184,436
Service and/or distribution fees payable	157,639
Unrealized depreciation on forward foreign currency contracts	150,511
Due to custodian	113,558
Written options, at value (premiums received — $129,791)	29,715
Trustees’ fees payable	991
Accrued expenses	363,496
Total Liabilities	17,879,947
Total Net Assets	$540,457,406

Net Assets:
Par value (Note 7)	$996
Paid-in capital in excess of par value	806,421,965
Undistributed net investment income	119,247
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(247,084,312)
Net unrealized depreciation on investments, futures contracts, written options, forward foreign currency contracts and foreign currencies	(19,000,490)
Total Net Assets	$540,457,406

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	33

Statement of assets and liabilities (cont’d)

July 31, 2017

Net Assets:
Class A	$288,512,835
Class C	$64,965,169
Class C1	$68,330,099
Class R	$93,253
Class I	$118,556,050

Shares Outstanding:
Class A	53,251,396
Class C	11,991,776
Class C1	12,546,198
Class R	17,226
Class I	21,794,148

Net Asset Value:
Class A (and redemption price)	$5.42
Class C*	$5.42
Class C1*	$5.45
Class R (and redemption price)	$5.41
Class I (and redemption price)	$5.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.54

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2017 Annual Report

Statement of operations

For the Year Ended July 31, 2017

Investment Income:
Interest	$38,530,441
Dividends	792,884
Total Investment Income	39,323,325

Expenses:
Investment management fee (Note 2)	3,315,565
Service and/or distribution fees (Notes 2 and 5)	2,005,952
Transfer agent fees (Note 5)	671,482
Registration fees	90,958
Fund accounting fees	78,363
Shareholder reports	48,087
Audit and tax fees	47,668
Legal fees	45,952
Trustees’ fees	14,387
Insurance	9,666
Commitment fees (Note 8)	7,125
Custody fees	4,208
Interest expense	3,393
Miscellaneous expenses	19,053
Total Expenses	6,361,859
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,834)
Net Expenses	6,359,025
Net Investment Income	32,964,300

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,002,054)
Futures contracts	295,444
Written options	125,829
Swap contracts	(718,605)
Forward foreign currency contracts	(250,699)
Foreign currency transactions	(69,956)
Net Realized Loss	(7,620,041)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	35,348,399
Futures contracts	46,957
Written options	100,076
Swap contracts	(91,268)
Forward foreign currency contracts	176,224
Foreign currencies	(10,482)
Change in Net Unrealized Appreciation (Depreciation)	35,569,906
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	27,949,865
Increase in Net Assets From Operations	$60,914,165

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	35

Statements of changes in net assets

For the Years Ended July 31,	2017	2016

Operations:
Net investment income	$32,964,300	$47,959,260
Net realized loss	(7,620,041)	(117,555,343)
Change in net unrealized appreciation (depreciation)	35,569,906	22,975,352
Increase (Decrease) in Net Assets From Operations	60,914,165	(46,620,731)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(36,419,000)	(50,287,356)
Decrease in Net Assets From Distributions to Shareholders	(36,419,000)	(50,287,356)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	116,365,033	137,937,921
Reinvestment of distributions	31,563,457	42,609,010
Cost of shares repurchased	(270,387,450)	(404,773,285)
Decrease in Net Assets From Fund Share Transactions	(122,458,960)	(224,226,354)
Decrease in Net Assets	(97,963,795)	(321,134,441)

Net Assets:
Beginning of year	638,421,201	959,555,642
End of year*	$540,457,406	$638,421,201
*Includesundistributed net investment income of:	$119,247	$2,001,510

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$5.21	$5.81	$6.40	$6.33	$6.30

Income (loss) from operations:
Net investment income	0.30	0.35	0.37	0.37	0.40
Net realized and unrealized gain (loss)	0.24	(0.59)	(0.57)	0.09	0.31
Total income (loss) from operations	0.54	(0.24)	(0.20)	0.46	0.71

Less distributions from:
Net investment income	(0.33)	(0.36)	(0.39)	(0.39)	(0.41)
Total distributions	(0.33)	(0.36)	(0.39)	(0.39)	(0.41)

Net asset value, end of year	$5.42	$5.21	$5.81	$6.40	$6.33
Total return[2]	10.54%	(3.80)%	(3.15)%	7.44%	12.02%

Net assets, end of year (millions)	$289	$315	$439	$631	$380

Ratios to average net assets:
Gross expenses	0.99%	0.99%	0.96%	0.95%	0.99%
Net expenses[3]	0.99 [4]	0.99	0.96	0.94 [4]	0.98 [4]
Net investment income	5.53	6.69	6.06	5.70	6.37

Portfolio turnover rate	82%	64%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$5.21	$5.81	$6.40	$6.33	$6.03

Income (loss) from operations:
Net investment income	0.26	0.31	0.32	0.32	0.35
Net realized and unrealized gain (loss)	0.24	(0.58)	(0.56)	0.10	0.31
Total income (loss) from operations	0.50	(0.27)	(0.24)	0.42	0.66

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.35)	(0.35)	(0.36)
Total distributions	(0.29)	(0.33)	(0.35)	(0.35)	(0.36)

Net asset value, end of year	$5.42	$5.21	$5.81	$6.40	$6.33
Total return[3]	9.78%	(4.46)%	(3.87)%	6.68%	11.16%

Net assets, end of year (millions)	$65	$76	$117	$156	$10

Ratios to average net assets:
Gross expenses	1.69%	1.69%	1.70%	1.66%	1.82%[4]
Net expenses[5]	1.69 [6]	1.69	1.70	1.66	1.75 [4,6]
Net investment income	4.84	5.98	5.33	4.94	5.61 [4]

Portfolio turnover rate	82%	64%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$5.24	$5.84	$6.44	$6.36	$6.06

Income (loss) from operations:
Net investment income	0.28	0.33	0.35	0.34	0.37
Net realized and unrealized gain (loss)	0.24	(0.58)	(0.58)	0.11	0.31
Total income (loss) from operations	0.52	(0.25)	(0.23)	0.45	0.68

Less distributions from:
Net investment income	(0.31)	(0.35)	(0.37)	(0.37)	(0.38)
Total distributions	(0.31)	(0.35)	(0.37)	(0.37)	(0.38)

Net asset value, end of year	$5.45	$5.24	$5.84	$6.44	$6.36
Total return[3]	10.06%	(4.13)%	(3.66)%	7.15%	11.47%

Net assets, end of year (millions)	$68	$77	$103	$131	$144

Ratios to average net assets:
Gross expenses	1.41%	1.41%	1.39%	1.37%	1.45%
Net expenses	1.41 [4]	1.41	1.39	1.37	1.45
Net investment income	5.12	6.29	5.65	5.28	5.89

Portfolio turnover rate	82%	64%	47%	60%	117%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]

Net asset value, beginning of year	$5.20	$5.80	$6.41	$6.41

Income (loss) from operations:
Net investment income	0.28	0.33	0.35	0.17
Net realized and unrealized gain (loss)	0.24	(0.58)	(0.59)	0.01
Total income (loss) from operations	0.52	(0.25)	(0.24)	0.18

Less distributions from:
Net investment income	(0.31)	(0.35)	(0.37)	(0.18)
Total distributions	(0.31)	(0.35)	(0.37)	(0.18)

Net asset value, end of year	$5.41	$5.20	$5.80	$6.41
Total return[3]	10.21%	(4.15)%	(3.86)%	2.83%

Net assets, end of year (000s)	$93	$70	$55	$37

Ratios to average net assets:
Gross expenses	1.30%	1.32%	1.23%	1.30%[4]
Net expenses[5]	1.30	1.32	1.23	1.30 [4]
Net investment income	5.20	6.36	5.82	5.46 [4]

Portfolio turnover rate	82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to July 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$5.23	$5.83	$6.43	$6.35	$6.05

Income (loss) from operations:
Net investment income	0.31	0.37	0.39	0.39	0.41
Net realized and unrealized gain (loss)	0.24	(0.59)	(0.58)	0.10	0.31
Total income (loss) from operations	0.55	(0.22)	(0.19)	0.49	0.72

Less distributions from:
Net investment income	(0.34)	(0.38)	(0.41)	(0.41)	(0.42)
Total distributions	(0.34)	(0.38)	(0.41)	(0.41)	(0.42)

Net asset value, end of year	$5.44	$5.23	$5.83	$6.43	$6.35
Total return[2]	10.82%	(3.49)%	(3.04)%	7.93%	12.23%

Net assets, end of year (millions)	$119	$170	$295	$484	$84

Ratios to average net assets:
Gross expenses	0.72%	0.72%	0.72%	0.66%	0.77%
Net expenses[3]	0.72	0.72	0.72	0.66	0.77
Net investment income	5.81	6.93	6.28	5.99	6.54

Portfolio turnover rate	82%	64%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2017 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

42	Western Asset Short Duration High Income Fund 2017 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short Duration High Income Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$73,008,509	$1,518,441		$74,526,950
Energy	—	67,421,976	0	*	67,421,976
Health care	—	42,255,747	1,418,010		43,673,757
Materials	—	48,865,810	0	*	48,865,810
Utilities	—	5,512,631	151,792		5,664,423
Other corporate bonds & notes	—	144,298,141	—		144,298,141
Asset-backed securities	—	30,799,416	—		30,799,416
Collateralized mortgage obligations	—	17,850,065	—		17,850,065
Convertible bonds & notes	—	5,085,684	—		5,085,684
Senior loans:
Consumer discretionary	—	16,116,338	2,436,757		18,553,095
Energy	—	2,881,688	1,533,461		4,415,149
Health care	—	8,235,301	2,640,908		10,876,209
Other senior loans	—	22,115,055	—		22,115,055
Sovereign bonds	—	3,113,399	—		3,113,399
U.S. government & agency obligations	—	3,006,270	—		3,006,270
Common stocks:
Consumer discretionary	—	—	676,135		676,135
Energy	$30,507	3,889,629	4,559,435		8,479,571
Industrials	—	—	143,283		143,283
Materials	1,295	—	0	*	1,295
Telecommunication services	3	—	—		3
Convertible preferred stocks:
Energy	—	—	4,585,452		4,585,452
Other convertible preferred stocks	1,920,669	—	—		1,920,669
Investments in underlying funds	5,750,250	—	—		5,750,250
Preferred stocks:
Financials	3,038,302	—	—		3,038,302
Industrials	—	—	243,057		243,057
Purchased options	84,703	—	—		84,703
Total long-term investments	10,825,729	494,455,659	19,906,731		525,188,119
Short-term investments†	11,160,803	—	—		11,160,803
Total investments	21,986,532	494,455,659	19,906,731		536,348,922
Other financial instruments:
Futures contracts	73,736	—	—		73,736
Forward foreign currency contracts	—	213,697	—		213,697
Total other financial instruments	73,736	213,697	—		287,433
Total	$22,060,268	$494,669,356	$19,906,731		$536,636,355

44	Western Asset Short Duration High Income Fund 2017 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$29,715	—	—	$29,715
Futures contracts	20,010	—	—	20,010
Forward foreign currency contracts	—	$150,511	—	150,511
Total	$49,725	$150,511	—	$200,236

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials		Utilities
Balance as of July 31, 2016	$2,299,752	$0	*	—	$0	*	—
Accrued premiums/discounts	19,200	—		$208	—		—
Realized gain (loss)[1]	29,370	—		—	—		—
Change in unrealized appreciation (depreciation)[2]	(19,200)	—		5,072	(206)		—
Purchases	197,689	—		1,412,730	206		—
Sales	(1,008,370)	—		—	—		—
Transfers into Level 3[3]	—	—		—	—		$151,792
Transfers out of Level 3	—	—		—	—		—
Balance as of July 31, 2017	$1,518,441	$0	*	$1,418,010	$0	*	$151,792
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[2]	$(19,200)	—		$5,072	$(206)		—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Industrials	Utilities
Balance as of July 31, 2016	$3,268,743	$2,440,728	$2,325,012	$2,546,005	$3,249,266	$2,960,099
Accrued premiums/discounts	33,890	1,366	14,916	1,800	21,047	17,102
Realized gain (loss)[1]	1,441	65,619	357	—	5,042	(79,226)
Change in unrealized appreciation (depreciation)[2]	(416,256)	(75,093)	228,640	93,103	(169,501)	(415,700)
Purchases	706,449	—	63,980	—	—	25,545
Sales	(21,200)	(2,432,620)	(20,580)	—	(126,499)	(615,788)
Transfers into Level 3[3]	—	—	713,601	—	—	—
Transfers out of Level 3[4]	(1,136,310)	—	(1,792,465)	—	(2,979,355)	(1,892,032)
Balance as of July 31, 2017	$2,436,757	—	$1,533,461	$2,640,908	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[2]	$(168,575)	—	$(7,400)	$93,103	—	—

Western Asset Short Duration High Income Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

	Common Stocks						Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Energy	Industrials	Total
Balance as of July 31, 2016	$1,029,459	$1,724,647	$192,325	$774,556	$0	*	—	—	$22,810,592
Accrued premiums/discounts	—	—	—	—	—		—	—	109,529
Realized gain (loss)[1]	—	—	62,828	—	—		—	—	85,431
Change in unrealized appreciation (depreciation)[2]	(353,324)	(10,250,668)	(54,512)	1,362,024	—		$(65,945)	$(1,750,240)	(11,881,806)
Purchases	—	13,186,310	—	448,572	—		4,651,397	1,993,297	22,686,175
Sales	—	(100,854)	(200,641)	(2,441,869)	—		—	—	(6,968,421)
Transfers into Level 3[3]	—	—	—	—	—		—	—	865,393
Transfers out of Level 3[4]	—	—	—	—	—		—	—	(7,800,162)
Balance as of July 31, 2017	$676,135	$4,559,435	—	$143,283	$0	*	$4,585,452	$243,057	$19,906,731
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[2]	$(353,324)	$(10,250,668)	—	$(305,289)	—		$(65,945)	$(1,750,240)	$(12,822,672)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the

46	Western Asset Short Duration High Income Fund 2017 Annual Report

adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of

Western Asset Short Duration High Income Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended July 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter

48	Western Asset Short Duration High Income Fund 2017 Annual Report

into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

Western Asset Short Duration High Income Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

50	Western Asset Short Duration High Income Fund 2017 Annual Report

(i) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Short Duration High Income Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

(k) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

52	Western Asset Short Duration High Income Fund 2017 Annual Report

The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Short Duration High Income Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

As of July 31, 2017, the Fund held forward foreign currency contract with credit related contingent features which had a liability position of $150,511. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

54	Western Asset Short Duration High Income Fund 2017 Annual Report

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$8,495,814	$(8,495,814)
(b)	$1,572,437	(1,572,437)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited monthly a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended July 31, 2017 fees waived and/or expenses reimbursed amounted to $2,834.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Short Duration High Income Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2017, LMIS and its affiliates retained sales charges of $37,501 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$4,284	$4,503	$0	*

*	Amount represents less than $1.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2017, the Fund had no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$469,668,911	$6,655,253
Sales	589,375,451	—

At July 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,845,571
Gross unrealized depreciation	(40,342,445)
Net unrealized depreciation	$(21,496,874)

56	Western Asset Short Duration High Income Fund 2017 Annual Report

During the year ended July 31, 2017, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2016	—	—
Options written	40,590,326	$255,620
Options closed	—	—
Options exercised	—	—
Options expired	(40,590,000)	(125,829)
Written options, outstanding as of July 31, 2017	326	$129,791

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	—	—	$84,703	$84,703
Futures contracts[3]	$73,736	—	—	73,736
Forward foreign currency contracts	—	$213,697	—	213,697
Total	$73,736	$213,697	$84,703	$372,136

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	—	—	$29,715	$29,715
Futures contracts[3]	$20,010	—	—	20,010
Forward foreign currency contracts	—	$150,511	—	150,511
Total	$20,010	$150,511	$29,715	$200,236

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on

Western Asset Short Duration High Income Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$(439,342)	$(129,888)	$(86,317)	$(655,547)
Written options	—	—	125,829	—	125,829
Futures contracts	$295,444	—	—	—	295,444
Swap contracts	—	—	(718,605)	—	(718,605)
Forward foreign currency contracts	—	(250,699)	—	—	(250,699)
Total	$295,444	$(690,041)	$(722,664)	$(86,317)	$(1,203,578)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$369,109	—	$(278,144)	$90,965
Written options	—	—	—	100,076	100,076
Futures contracts	$46,957	—	—	—	46,957
Swap contracts	—	—	$(91,268)	—	(91,268)
Forward foreign currency contracts	—	176,224	—	—	176,224
Total	$46,957	$545,333	$(91,268)	$(178,068)	$322,954

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended July 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$60,087
Written options	15,969
Futures contracts (to buy)	103,818,369
Futures contracts (to sell)	73,640,481
Forward foreign currency contracts (to buy)	8,585,396
Forward foreign currency contracts (to sell)	3,381,381

Average Notional Balance
Credit default swap contracts (to buy protection)†	$8,715,454

†	At July 31, 2017, there were no open positions held in this derivative.

58	Western Asset Short Duration High Income Fund 2017 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at July 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$84,703	—	$84,703
Futures contracts[3]	30,102	—	30,102
Forward foreign currency contracts	213,697	—	213,697
Total	$328,502	—	$328,502

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at July 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$29,715	$(705)	$29,010
Forward foreign currency contracts	150,511	—	150,511
Total	$180,226	$(705)	$179,521

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$764,232	†	$384,175
Class C	724,685	†	56,121
Class C1	516,605	†	71,792
Class R	430		161
Class I	—		159,233
Total	$2,005,952		$671,482

†	Amounts shown are exclusive of expense reimbursements. For the year ended July 31, 2017, the service and/or distribution fees reimbursed amounted to $399, $979 and $1,456 for Class A, Class C and Class C1, respectively.

Western Asset Short Duration High Income Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

For the year ended July 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$399
Class C	979
Class C1	1,456
Class R	—
Class I	—
Total	$2,834

6. Distributions to shareholders by class

	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Investment Income:
Class A	$18,668,236	$24,381,283
Class B	—	117,320	[1]
Class C	3,921,194	5,511,113
Class C1	4,198,419	5,590,385
Class R	4,966	4,020
Class I	9,626,185	14,683,235
Total	$36,419,000	$50,287,356

[1]	On December 15, 2015, the Fund converted its Class B shares to Class A shares.

7. Shares of beneficial interest

At July 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares		Amount
Class A
Shares sold	8,032,694	$42,919,336	11,375,424		$59,365,843
Shares issued on reinvestment	3,269,912	17,526,017	4,396,439		22,830,048
Shares repurchased	(18,498,738)	(99,043,562)	(30,980,281)		(161,203,672)
Net decrease	(7,196,132)	$(38,598,209)	(15,208,418)		$(79,007,781)

Class B
Shares sold	—	—	5,003	[1]	$28,026	[1]
Shares issued on reinvestment	—	—	18,330	[1]	99,698	[1]
Shares repurchased	—	—	(994,937)	[1]	(5,126,147)	[1]
Net decrease	—	—	(971,604)	[1]	$(4,998,423)	[1]

60	Western Asset Short Duration High Income Fund 2017 Annual Report

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	1,880,368	$10,049,396	2,565,524	$13,314,354
Shares issued on reinvestment	643,901	3,451,222	896,848	4,660,218
Shares repurchased	(5,108,635)	(27,360,402)	(9,103,820)	(47,717,595)
Net decrease	(2,584,366)	$(13,859,784)	(5,641,448)	$(29,743,023)

Class C1
Shares sold	29,353	$158,296	111,295	$574,266
Shares issued on reinvestment	749,189	4,036,337	1,024,355	5,339,220
Shares repurchased	(3,000,271)	(16,156,880)	(3,935,123)	(20,473,864)
Net decrease	(2,221,729)	$(11,962,247)	(2,799,473)	$(14,560,378)

Class R
Shares sold	5,835	$30,985	10,243	$54,431
Shares issued on reinvestment	873	4,680	751	3,895
Shares repurchased	(2,845)	(15,387)	(7,153)	(36,772)
Net increase	3,863	$20,278	3,841	$21,554

Class I
Shares sold	11,750,459	$63,207,020	12,606,031	$64,601,001
Shares issued on reinvestment	1,215,630	6,545,201	1,846,617	9,675,931
Shares repurchased	(23,740,327)	(127,811,219)	(32,404,569)	(170,215,235)
Net decrease	(10,774,238)	$(58,058,998)	(17,951,921)	$(95,938,303)

[1]

On December 15, 2015, the Fund converted 860,964 Class B shares into 854,277 Class A shares, valued at $4,399,524. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2017, the Fund incurred a commitment fee in the amount of $7,125. The Fund did not utilize the Redemption Facility during the year ended July 31, 2017.

Western Asset Short Duration High Income Fund 2017 Annual Report	61

Notes to financial statements (cont’d)

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face amount	Acquisition Date	Cost	Value at 7/31/2017		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	4,529	2/17	$45,290	$54,348		$12	0.01%
Bioscrip Inc., First Lien Notes 8.875%, due 6/30/22	$1,427,000	6/17	1,412,730	1,418,100	(a)	99.37	0.26
			$1,458,020	$1,472,448			0.27%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$36,419,000	$50,287,356

As of July 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$257,636
Deferred capital losses*	(163,215,330)
Capital loss carryforward**	(81,721,789)
Other book/tax temporary differences(a)	(7,057)
Unrealized appreciation (depreciation)(b)	(21,279,015)
Total accumulated earnings (losses) — net	$(265,965,555)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of July 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(64,100,133)
7/31/2019	(17,621,656)
$(81,721,789)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences on distributions received from certain investments.

62	Western Asset Short Duration High Income Fund 2017 Annual Report

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Short Duration High Income Fund 2017 Annual Report	63

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration High Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration High Income Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 18, 2017

64	Western Asset Short Duration High Income Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration High Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

66	Western Asset Short Duration High Income Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); formerly, Trustee, First Potomac Realty Trust (2005 to 2017); Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration High Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	144
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

68	Western Asset Short Duration High Income Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Short Duration High Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

70	Western Asset Short Duration High Income Fund

Change in independent registered public accounting firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund, upon completion of the audit of the Fund’s financial statements as of and for the fiscal period ended July 31, 2017 and the issuance of their report thereon, dated September 18, 2017. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended July 31, 2017 and July 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended July 31, 2017 and July 31, 2016 and the subsequent interim period through September 18, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended July 31, 2017 and July 31, 2016, and the subsequent interim period through September 18, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Short Duration High Income Fund	71

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/17 SR17-3150

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2016 and July 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $154,451 in 2016 and $135,780 in 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,240 in 2016 and $17,110 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2017.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2017